ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of June 16, 2008

Statements contained in the Contract Status of Offshore Rig Fleet Report, including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status (including letters of intent) are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contract duration or rig utilization. It is important to note that our actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) industry conditions and competition, including changes in rig supply and demand or new technology, (ii) cyclical nature of the industry, (iii) worldwide expenditures for oil and gas drilling, (iv) operational risks, including hazards created by severe storms and hurricanes, (v) risks associated with offshore rig operations or, rig relocations in general, and in foreign jurisdictions in particular, (vi) renegotiation, nullification, or breach of contracts or letters of intent with customers or other parties, (vii) changes in the dates our rigs undergoing shipyard construction work, repairs or enhancement will enter a shipyard, return to or enter service, (viii) risks inherent to domestic and foreign shipyard rig construction, rig repair or rig enhancement, (ix) unavailability of transport vessels to relocate rigs, (x) environmental or other liabilities, risks, or losses including hurricane related equipment damage, loss or wreckage or debris removal in the U.S. Gulf of Mexico, that may arise in the future which are not covered by insurance or indemnity in whole or in part, (xi) the impact of current and future laws and government regulation affecting the oil and gas industry in general including taxation, our operations in particular, as well as repeal or modification of same, (xii) political and economic uncertainty, (xiii) limited availability of economic insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or removal of wreckage or debris, (xiv) self-imposed or regulatory limitations on jackup rig drilling locations in the Gulf of Mexico during hurricane season, (xv) our availability to attract and retain skilled or other personnel, (xvi) excess rig availability or supply resulting from delivery of new drilling units, (xvii) heavy concentration of our rig fleet in premium jackups, (xviii) terrorism or military action impacting our operations or financial performance, and (xix) other risks described from time to time as Risk Factors and otherwise in the Company's SEC filings. Copies of such SEC filings may be obtained at no charge by contacting our investor relations department at 214-397-3045 or by referring to the investor relations section of our website at http://www.enscous.com.
Information in the Reports is as of the date posted. The Company undertakes no duty to update the contents of the Contract Status of Offshore Rig Fleet Reports or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Asia & Pacific Rim
Middle East/India
ENSCO 50	F&G L-780 Mod II-C	300	BG	Mid 170's	India	Jan. 09	Plus cost adjustments and unpriced options
ENSCO 53	F&G L-780 Mod II-C	300	BG	Mid 170's	India	Oct. 08	Plus cost adjustments
ENSCO 54	F&G L-780 Mod II-C	300	Ras Gas	High 50's	Qatar	Aug. 08	Next to Wintershall to Oct. 08, mid 180's
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100's	Saudi Arabia	Sep. 08	Two 1-year options, mid 120's to high 130's
ENSCO 84	MLT 82 SD-C	250	Maersk	Low 170's	Qatar	Nov. 09	Plus cost adjustments
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Low 80's	Qatar	Jun. 09	Two 5-well options, mid 90's to low 110's
ENSCO 94	Hitachi 250-C	250	Ras Gas	Low 60's	Qatar	Sep. 09	One 7-well option, mid 60's
ENSCO 95	Hitachi 250-C	250	Saudi Aramco	Mid 70's	Saudi Arabia	Nov. 08	Two 1-year options, mid 80's to mid 90's
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 80's	Saudi Arabia	Dec. 08	One 1-year option, mid 90's
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 90's	Saudi Arabia	Oct. 08	Two 1-year options, low 100's to low 110's
Southeast Asia/Australia
ENSCO 51	F&G L-780 Mod II-C	300	Pearl	Low 190's	Thailand	Feb. 09	Plus cost adjustments and mutually agreed options
ENSCO 52	F&G L-780 Mod II-C	300	Petronas Carigali	Mid 160's	Malaysia	Nov. 10	Plus cost adjustments
ENSCO 56	F&G L-780 Mod II-C	300	Shipyard		New Zealand	Jul. 08	Next to Asian Drilling Services to Nov. 08, mid 150's. Rate increases Sep. 08 to high 180's plus cost adjustments. Then to Singapore shipyard for approximately 21 days
ENSCO 57	F&G L-780 Mod II-C	300	Petronas Carigali	High 160's	Malaysia	Feb. 10	Plus mutually agreed options
ENSCO 67	MLT 84-CE	400	ConocoPhillips	Low 200's	Indonesia	Dec. 08	Assigned to Kangean to Aug. 08. Unpriced options for up to six wells
ENSCO 104	KFELS MOD V-B	400	BP	Mid 230's	Indonesia	Mar. 09	Plus cost adjustments. Rate increases late Jul. 08 to mid 240's plus cost adjustments, and priced four 3-month options, mid 250's plus cost adjustments
ENSCO 106	KFELS MOD V-B	400	Apache	Mid 260's	Australia	Mar. 09	Unpriced option
ENSCO 107	KFELS MOD V-B	400	Origin	Mid 190's	New Zealand	Jul. 08	Plus cost adjustments, and two 1-well same price options. Next to OMV for eight wells and four 1-well options, low 210's for 365 days then mutually agreed, plus cost adjustments. Thereafter Origin has two 1-well unpriced options and then OMV has five 1-well unpriced options
ENSCO 108	KFELS MOD V-B	400	BP	Mid 190's	Indonesia	Feb. 09	Rate increases Nov. 08 to low 200's, plus cost adjustments

ENSCO I	Barge Rig		Salamander	High 60's	Indonesia	Aug. 08
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of June 16, 2008

Statements contained in the Contract Status of Offshore Rig Fleet Report, including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status (including letters of intent) are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contract duration or rig utilization. It is important to note that our actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) industry conditions and competition, including changes in rig supply and demand or new technology, (ii) cyclical nature of the industry, (iii) worldwide expenditures for oil and gas drilling, (iv) operational risks, including hazards created by severe storms and hurricanes, (v) risks associated with offshore rig operations or, rig relocations in general, and in foreign jurisdictions in particular, (vi) renegotiation, nullification, or breach of contracts or letters of intent with customers or other parties, (vii) changes in the dates our rigs undergoing shipyard construction work, repairs or enhancement will enter a shipyard, return to or enter service, (viii) risks inherent to domestic and foreign shipyard rig construction, rig repair or rig enhancement, (ix) unavailability of transport vessels to relocate rigs, (x) environmental or other liabilities, risks, or losses including hurricane related equipment damage, loss or wreckage or debris removal in the U.S. Gulf of Mexico, that may arise in the future which are not covered by insurance or indemnity in whole or in part, (xi) the impact of current and future laws and government regulation affecting the oil and gas industry in general including taxation, our operations in particular, as well as repeal or modification of same, (xii) political and economic uncertainty, (xiii) limited availability of economic insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or removal of wreckage or debris, (xiv) self-imposed or regulatory limitations on jackup rig drilling locations in the Gulf of Mexico during hurricane season, (xv) our availability to attract and retain skilled or other personnel, (xvi) excess rig availability or supply resulting from delivery of new drilling units, (xvii) heavy concentration of our rig fleet in premium jackups, (xviii) terrorism or military action impacting our operations or financial performance, and (xix) other risks described from time to time as Risk Factors and otherwise in the Company's SEC filings. Copies of such SEC filings may be obtained at no charge by contacting our investor relations department at 214-397-3045 or by referring to the investor relations section of our website at http://www.enscous.com.
Information in the Reports is as of the date posted. The Company undertakes no duty to update the contents of the Contract Status of Offshore Rig Fleet Reports or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Europe & Africa North Sea
ENSCO 70	Hitachi K1032N	250	DONG	Low 210's	DK	Feb. 09	Market rate, assigned to Sterling Resources Aug. to Jan. 09, and well to well unpriced options.
ENSCO 71	Hitachi K1032N	225	Maersk	Low 100's	DK	Aug. 09	Rate increases Aug. 08 to low 200's. Plus two 1-year options, 1st year at high 210's and 2nd year high 220's
ENSCO 72	Hitachi K1025N	225	Total	Low 200's	NL	Sep. 08	Plus cost adjustments. Next expect 18 days off rate for regulatory work Sep. 08. Then expect to work to Apr. 09, mid 210's plus cost adjustment and same rate options through 2009
ENSCO 80	MLT 116-CE	225	ConocoPhillips	Low 200's	UK	Jan. 09	Plus cost adjustments through 2008, plus unpriced 1-well option. 2009 rate to be mutually agreed
ENSCO 92	MLT 116-C	225	BP	Low 210's	UK	Jul. 08	Plus cost adjustments. Assigned to BG to Jul. 08. Next to Senergy to Jan. 09, and initially assigned to Tullow for approx. 70 days, mid 210's plus cost adjustments
ENSCO 100	MLT 150-88-C	350	AGR Peak	High 250's	UK	Sep. 08	Plus cost adjustments and unpriced option
ENSCO 101	KFELS MOD V-A	400	Maersk	Low 270's	UK / DK	Nov. 08	Next to Gaz de France to Feb. 09, high 270's plus cost adjustments for earlier of one well or 150 days, then mutually agreed or market rate. Then to Maersk in Denmark Feb. to May 09, low 270's. Thereafter two 1-well upriced options with Gaz de France
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Mid 280's	UK / DK	Dec. 11	Plus cost adjustments. Rates to be mutually agreed on an annual basis
Africa
ENSCO 85	MLT 116-C	300	PA Resources	Low 200's	Tunisia	Oct. 08	Unpriced option
ENSCO 105	KFELS MOD V-B	400	BG	Low 200's	Tunisia	May 09	Plus cost adjustments and unpriced options
North & South America
Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	LLOG	Low 70's	Gulf of Mexico	Dec. 08
ENSCO 68	MLT 84-CE	400	W & T	Low 130's	Gulf of Mexico	Jul. 08
ENSCO 74	MLT Super 116-C	400	ADTI/ Northstar	Mid 140's	Gulf of Mexico	Jul. 08	Next to Mariner to Nov. 08, low 160's
ENSCO 75	MLT Super 116-C	400	McMoRan	Low 150's	Gulf of Mexico	Jul. 08
ENSCO 82	MLT 116-C	300	Energy XXI	Mid 90's	Gulf of Mexico	Jul. 08	Rate increases mid Jun. 08 to low 100's. Next to Chevron to Nov. 08, low 90's
ENSCO 83	MLT 82 SD-C	250	Hunt	Mid 60's	Gulf of Mexico	Sep. 08	Rate increases late Aug. 08 to low 80's
ENSCO 86	MLT 82 SD-C	250	Devon	Low 110's	Gulf of Mexico	Dec. 08
ENSCO 87	MLT 116-C	350	Stone	Low 100's	Gulf of Mexico	Jul. 08	Next to Walter to Sep. 08, mid 110's
ENSCO 89	MLT 82 SD-C	250	Chevron	Mid 70's	Gulf of Mexico	Jun. 08	Next to Hall Houston to Oct. 08, mid 80's
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of June 16, 2008

Statements contained in the Contract Status of Offshore Rig Fleet Report, including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status (including letters of intent) are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contract duration or rig utilization. It is important to note that our actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) industry conditions and competition, including changes in rig supply and demand or new technology, (ii) cyclical nature of the industry, (iii) worldwide expenditures for oil and gas drilling, (iv) operational risks, including hazards created by severe storms and hurricanes, (v) risks associated with offshore rig operations or, rig relocations in general, and in foreign jurisdictions in particular, (vi) renegotiation, nullification, or breach of contracts or letters of intent with customers or other parties, (vii) changes in the dates our rigs undergoing shipyard construction work, repairs or enhancement will enter a shipyard, return to or enter service, (viii) risks inherent to domestic and foreign shipyard rig construction, rig repair or rig enhancement, (ix) unavailability of transport vessels to relocate rigs, (x) environmental or other liabilities, risks, or losses including hurricane related equipment damage, loss or wreckage or debris removal in the U.S. Gulf of Mexico, that may arise in the future which are not covered by insurance or indemnity in whole or in part, (xi) the impact of current and future laws and government regulation affecting the oil and gas industry in general including taxation, our operations in particular, as well as repeal or modification of same, (xii) political and economic uncertainty, (xiii) limited availability of economic insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or removal of wreckage or debris, (xiv) self-imposed or regulatory limitations on jackup rig drilling locations in the Gulf of Mexico during hurricane season, (xv) our availability to attract and retain skilled or other personnel, (xvi) excess rig availability or supply resulting from delivery of new drilling units, (xvii) heavy concentration of our rig fleet in premium jackups, (xviii) terrorism or military action impacting our operations or financial performance, and (xix) other risks described from time to time as Risk Factors and otherwise in the Company's SEC filings. Copies of such SEC filings may be obtained at no charge by contacting our investor relations department at 214-397-3045 or by referring to the investor relations section of our website at http://www.enscous.com.
Information in the Reports is as of the date posted. The Company undertakes no duty to update the contents of the Contract Status of Offshore Rig Fleet Reports or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Gulf of Mexico Jackups
ENSCO 90	MLT 82 SD-C	250	Apache	Mid 70's	Gulf of Mexico	Nov. 08	Rate firm to mid Aug. 08 and mutually agreed thereafter
ENSCO 93	MLT 82 SD-C	250	Hunt	Mid 60's	Gulf of Mexico	Aug. 08	Rate increases Aug. 08 to mid 70's. Next to Nexen to Oct. 08, high 80's
ENSCO 98	MLT 82 SD-C	250	Leed	Mid 70's	Gulf of Mexico	Sep. 08	Rate increases late Jun. 08 to low 80's, and two 1-well unpriced options
ENSCO 99	MLT 82 SD-C	250	Bois d' Arc	Mid 70's	Gulf of Mexico	Sep. 08	Then to ExxonMobil to Mar. 09, indexed rate
Semisubmersibles
ENSCO 7500	Dynamically Positioned	8000	Chevron	Mid 360's	Gulf of Mexico	Feb. 10	Rate increases mid Feb. 09 to mid 390's plus cost adjustments, and 1-year unpriced option
ENSCO 8500	Dynamically Positioned	8500	Under construction		Singapore	3Q 08	Contracted in Gulf of Mexico to Anadarko and Eni commencing mid 1Q 09 to 1Q 13, low 270's plus cost adjustments & lump sum payment of $20 million, and four 1-year same-rate options
ENSCO 8501	Dynamically Positioned	8500	Under construction		Singapore	2Q 09	Contracted in Gulf of Mexico to Nexen and Noble Energy commencing 3Q 09 to 4Q 12, mid 350's plus cost adjustments, and unpriced options
ENSCO 8502	Dynamically Positioned	8500	Under construction		Singapore	4Q 09	Contracted in Gulf of Mexico to Nexen commencing 2Q 10 to 2Q 12, mid 450's, plus cost adjustments. Contract can change to 3 or 4 year term at operator's election wherein the day rate would adjust to slightly lower rates
ENSCO 8503	Dynamically Positioned	8500	Under construction		Singapore	3Q 10	Contracted in Gulf of Mexico to Cobalt commencing late 2010 / early 2011 for 2 years, low 510's, plus cost adjustments and unpriced option
ENSCO 8504	Dynamically Positioned	8500	Under construction		Singapore	2H 11
ENSCO 8505	Dynamically Positioned	8500	Under construction		Singapore	1H 12
Mexico
ENSCO 81	MLT 116-C	350	Pemex	Mid 160's	Mexico	Jun. 10	Indexed to global rates after Dec. 08
Venezuela
ENSCO 69	MLT 84-S	400	PDVSA	Low 170's	Venezuela	Jul. 08
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.